Performance

ANNUALIZED RETURNS

January 31, 2022

The performance data provided represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value and yield to fluctuate so that a Participant’s units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The HIT is internally managed and participants pay only for the actual expenses of operating the HIT. The Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) reflects no deductions for expenses and is not available for direct investment. Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A Prospectus containing more complete information may be obtained from the HIT by calling the Marketing Department at 202-331-8055, or by viewing the above-referenced link. The prospectus should be reviewed carefully before investing. The AAA Index represents the AAA Component of the Barclays Aggregate.

Portfolio

SECTOR ALLOCATION As of January 31, 2022

*Chart based on value of total investments and includes unfunded commitments.

●	Multifamily Construction Mortgage-Backed Securities: The Trust invests in fixed-income securities that finance the construction of multifamily properties. These securities generally have credit enhancements from FHA, Ginnie Mae (GNMA), or a letter of credit or repurchase guarantee from an entity rated “A” or better. These securities generally fund over 12-24 months and upon completion of construction, a permanent security is issued. These securities typically generate yields above U.S. Treasury investments with comparable average lives and generally have significant prepayment protections.

●	Multifamily Permanent Mortgage-Backed Securities: The Trust invests in securities that are either backed by permanent loans for multifamily properties or by loans for existing single family homes. These FHA, GNMA, Fannie Mae, or Freddie Mac credit enhanced investments typically generate yield spreads above U.S. Treasury investments with comparable average lives. Additionally, multifamily mortgage-backed securities generally have significant prepayment protections.

●	State Housing Finance Agency Securities: The Trust may invest in securities that are backed by construction and/or permanent loans for multifamily properties having evidence of support by a state or local government and that, among other things, are guaranteed or insured by a state or local housing finance agency (“A” rated or better or top tier by Standard and Poor’s); are secured by recourse to such assets of the Housing Finance Agency as to provide protection comparable to a pledge of the agency’s general credit; or satisfy other indicia of credit quality set out in the Declaration of Trust.

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●	Single Family Mortgage-Backed Securities: The Trust invests in securities that pool individual mortgages from single family homes. The interest and principal cash flows are passed through to the investor of the MBS net of any servicing fees. These Fannie Mae, GNMA, or Freddie Mac credit enhanced investments typically generate yield spreads above U.S. Treasury bonds. There is no prepayment protection on these securities meaning payments could be more than the scheduled amount.

●	Construction and Permanent Mortgages: The Trust invests in loans used to finance the purchase, refinance or construction of a property.

	HIT	Barclays Aggregate
U.S. Government or Agency	85.75%	69.12%
AAA	3.42%	3.01%
AA	4.39%	3.22%
A	0.00%	11.03%
BBB	0.00%	13.62%
Not Rated	4.23%	0.00%
Cash	2.21%	0.00%

CREDIT COMPARISON As of January 31, 2022

	HIT	Barclays		HIT	Barclays
CREDIT PROFILE U.S. Government/Agency/AAA/Cash	91.38%	72.13%	A & Below/Not Rated	4.23%	24.65%
YIELD Current Yield	2.49%	2.38%	Yield to Worst	2.22%	2.10%
INTEREST RATE RISK Effective Duration	6.18	6.49	Convexity	0.16	0.17
CALL RISK Call Protected	81%	72%	Not Call Protected	19%	28%

RISK COMPARISON As of January 31, 2022

Source: HIT and Bloomberg Barclays US Aggregate Bond Index

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

The table above compares the HIT’s portfolio risk measures to those of the Barclays Aggregate.

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